Operations	12 Months Ended
Dec. 31, 2018
Operations
Operations

Braskem S.A. is a public corporation headquartered in Camaçari, Bahia (“BA”), which jointly with its subsidiaries (hereinafter “Braskem” or “Company”), is controlled by Odebrecht S.A. (“Odebrecht”), which directly and indirectly holds interests of 50.11% and 38.32% in its voting and total capital, respectively. The Company operates in industrial units in Brazil, the United States, Germany and Mexico. These units produce thermoplastic resins – polyethylene (“PE”), polypropylene (“PP”) and polyvinyl chloride (“PVC”), as well as basic petrochemicals.

Braskem is also engaged in the manufacture, trading, import and export of chemicals, petrochemicals and fuels, the production, supply and sale of utilities such as steam, water, compressed air, industrial gases, as well as the provision of industrial services and the production, supply and sale of electric energy for its own use and use by other companies. Braskem also invests in other companies, either as equity method investees or associates.

(a)             Significant corporate and operating events impacting these financial statements

In April 2018, the Company received the amount of R$81,000, adjusted by inflation, related to the outstanding balance of the R$100 million provided for in the sale made, in 2017, of the subsidiaries Quantiq Distribuidora Ltda and IQAG Armazéns Gerais Ltda. The difference between the expected amount and the received amount was recognized in the second quarter of 2018 in the line “Other income (expenses), net,” in the amount of R$19,558, resulted from an adjustment provided in the agreement.